Exhibit 99.2
GOODRICH PETROLEUM CORPORATION
Introduction to the Unaudited Pro Forma Financial Statements
     The following unaudited pro forma financial information is presented to illustrate the effect of Goodrich Petroleum Corporation’s (the “Company”) December 30, 2010 sale of non-core properties in the East Texas and Northwest Louisiana operating area on its historical financial position and operating results. The unaudited pro forma balance sheet as of September 30, 2010 is based on the historical statements of the Company as of September 30, 2010 after giving effect to the transaction as if it had occurred on September 30, 2010. The unaudited pro forma statements of operations for the nine months ended September 30, 2010 and the fiscal year ended December 31, 2009 are based on the historical financial statements of the Company for such periods after giving effect to the transaction as if it had occurred on January 1, 2009. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2009 Annual Report on Form 10-K, filed on February 26, 2010, and Form 10-Q for the quarter ended September 30, 2010, filed on November 4, 2010.
     The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.
     The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

GOODRICH PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2010
(In Thousands)

	As Reported	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$12,565	$65,204	(1)	$77,769
Fair value of natural gas derivatives	27,352	—		27,352
Other current assets	47,939	(2,528	)(2)	45,411

Total current assets	87,856	62,676		150,532

Property and equipment
Total property and equipmant	1,537,685	(407,007	)(3)	1,130,678
Less: Accumulated depletion, depreciation and amortization	(984,854)	334,415	(4)	(650,439)

Net property and equipment	552,831	(72,592)		480,239
Other assets:
Fair value of natural gas derivatives	20,069	—		20,069
Other assets	13,637	—		13,637

Total other assets	33,706	—		33,706

TOTAL ASSETS	$674,393	$(9,916)		$664,477

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$103,182	$(5,974	)(5)	$97,208
Long-term debt	342,063	—		342,063
Accrued abandonment cost	13,894	(3,576	)(6)	10,318

TOTAL LIABILITIES	459,139	(9,550)		449,589

STOCKHOLDERS’ EQUITY:
Preferred stock: Series B convertible preferred stock, $1.00	2,250	—		2,250
Common stock: $0.20 par value	7,188	—		7,188
Treasury stock	(27)	—		(27)
Additional paid in capital	642,149	—		642,149
Accumulated deficit	(436,306)	(366)		(436,672)

Total stockholders’ equity	215,254	(366)		214,888

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$674,393	$(9,916)		$664,477

Notes:

(1)	To adjust cash for the estimated receipt of proceeds from the sale of oil and gas properties.

(2)	To eliminate accrued revenue receivable and capital cash calls.

(3)	To eliminate historical cost of assets sold.

(4)	To eliminate accumulated depletion, depreciation and amortization of assets sold.

(5)	To eliminate accrual for employee bonuses and other operating expenses, and current portion of asset retirement obligation and revenue suspense related to assets sold.

(6)	To eliminate non-current portion of asset retirement obligation related to assets sold.

GOODRICH PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2010
(In Thousands, Except Per Share Amounts)

	As Reported	Adjustments		As Adjusted
TOTAL REVENUES	$112,041	$(19,186	)(1)	$92,855

OPERATING EXPENSES:
Lease operating expense	19,841	(7,317	)(1)	12,524
Production and other taxes	2,017	(230	)(1)	1,787
Transportation	7,619	(1,640	)(1)	5,979
Depreciation, depletion and amortization	84,638	(11,968	)(2)	72,670
Exploration	7,639	(479	)(1)	7,160
Impairment of oil and gas properties	223,304	(16,028	)(3)	207,276
General and administrative	23,722	—		23,722
Other	4,268	—		4,268

	373,048	(37,662)		335,386

Operating loss	(261,007)	18,476		(242,531)

OTHER INCOME (EXPENSE):
Interest expense	(27,469)	—		(27,469)
Interest income and other	117	—		117
Gain on derivatives not designated as hedges	57,543	—		57,543

	30,191	—		30,191

Loss before income taxes	(230,816)	18,476		(212,340)
Income tax benefit	—	6,467	(4)	6,467

Net loss	$(230,816)	$12,009		$(218,807)

Preferred stock dividends	4,535	—		4,535

Loss applicable to common stock	$(235,351)	$12,009		$(223,342)

PER COMMON SHARE
Net gain (loss) applicable to common stock — basic	$(6.56)			$(6.22)
Net gain(loss) applicable to common stock — diluted	$(6.56)			$(6.22)
Weighted average common shares outstanding — basic	35,904			35,904
Weighted average common shares outstanding — diluted	35,904			35,904
Notes

(1)	To eliminate the revenues and direct operating expense for assets sold.

(2)	To adjust historical depletion expense associated with oil and gas properties as if the sale of assets had occurred on January 1, 2009.

(3)	To eliminate the impairment for assets sold.

(4)	To adjust income tax benefit at the federal statutory rate of 35%.

GOODRICH PETROLEUM CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For Year Ended December 31, 2009
(In Thousands, Except Per Share Amounts)

	As Reported	Adjustments		As Adjusted
TOTAL REVENUES	$110,426	$(33,177	)(1)	$77,249

OPERATING EXPENSES:
Lease operating expense	30,188	(11,720	)(1)	18,468
Production and other taxes	4,317	(1,938	)(1)	2,379
Transportation	9,459	(3,610	)(1)	5,849
Depreciation, depletion and amortization	160,361	(53,147	)(2)	107,214
Exploration	9,292	(1,424	)(1)	7,868
Impairment of oil and gas properties	208,905	(174,197	)(3)	34,708
General and administrative	27,923	—		27,923
Gain on sale of assets	(297)	—		(297)

	450,148	(246,036)		204,112

Operating income (loss)	(339,722)	212,859		(126,863)

OTHER INCOME (EXPENSE):
Interest expense	(26,148)	—		(26,148)
Interest income	433	—		433
Gain on derivatives not designated as hedges	47,115	—		47,115

	21,400	—		21,400

Income (loss) from continuing operations before income taxes	(318,322)	212,859		(105,463)
Income tax benefit (expense)	67,311	(74,501	)(4)	(7,190)

Loss from continuing operations	$(251,011)	$138,358		$(112,653)

DISCONTINUED OPERATIONS
Income on discontinued operations, net of tax	25	—		25

	25	—		25

Net loss	(250,986)	138,358		(112,628)
Preferred stock dividends	6,047	—		6,047

Net loss applicable to common stock	$(257,033)	$138,358		$(118,675)

PER COMMON SHARE
Loss from continuing operations — basic	$(7.00)	—		$(3.14)
Loss from continuing operations — diluted	$(7.00)	—		$(3.14)
Income on discontinued operations, net of tax — basic	$—			$—
Income on discontinued operations, net of tax — diluted	$—			$—
Net loss applicable to common stock — basic	$(7.17)			$(3.31)
Net loss applicable to common stock — diluted	$(7.17)			$(3.31)
Weighted average common shares outstanding — basic	35,866			35,866
Weighted average common shares outstanding — diluted	35,866			35,866
Notes

(1)	To eliminate the revenues and direct operating expense for assets sold.

(2)	To adjust historical depletion expense associated with oil and gas properties as if the sale of assets had occurred on January 1, 2009.

(3)	To eliminate the impairment for assets sold.

(4)	To eliminate income tax expense at the federal statutory rate of 35%.